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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November __4_, 2004


                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                 (State or other jurisdiction of incorporation)

        0-21292                                              39-1413328
(Commission File Number)                           (I.R.S. Employer I.D. Number)


       19105 West Capitol Drive
              Brookfield, WI                                    53045
(Address of Principal Executive Offices)                      (Zip Code)

                                  262-790-2120
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 4, 2004, the Registrant issued a press release announcing its 2004 third quarter earnings. A copy of the press release is attached as Exhibit
99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item
2.02 of Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibit is furnished herewith:

            Exhibit 99.1 - Registrant's November 4, 2004 press release announcing its 2004 third quarter earnings.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Merchants and Manufacturers Bancorporation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERCHANTS AND MANUFACTURERS
                                        BANCORPORATION, INC.

Date:  November 4, 2004

                                        BY /s/ James C. Mroczkowski
                                           ------------------------
                                           James C. Mroczkowski, Executive Vice
                                           President and Chief Financial Officer


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